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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 10, 1998

                        CONDOR TECHNOLOGY SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware                      0-23635                  54-1814931
(State or other jurisdiction of     (Commission              (I.R.S. Employer
incorporation)                      File Number)             Identification No.)


170 Jennifer Road, Suite 325
Annapolis, Maryland                                                  21401
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:  (410) 266-8700


                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 2.           Acquisition or Disposition of Assets.

              On December 10, 1998, Condor Technology Solutions, Inc. (the "Company") through its wholly owned subsidiary, Global Core Strategies Acquisition, Inc., a Delaware corporation (the "Purchaser") acquired substantially all of the assets and going business of Global Core Strategies, Inc., a Connecticut corporation ("Global"). The purchase was made under the terms of an asset purchase agreement, dated as of December 10, 1998, by and among the Company, Global, and Jerry Ward, the sole stockholder of Global (the "Purchase Agreement"). The purchase price consisted of $24,000,000 in cash and 738,178 shares of Company Common Stock, par value $.01 per share (the "Common Stock"). In addition, the Purchase Agreement provides for the payment of an earnout amount in the event that Global achieves certain earnings based financial performance targets, in an amount up to $9,000,000, to be paid twenty five percent in cash and seventy five percent in shares of Common Stock.

              The purchase price for all of the assets and going business of Global was determined through arms' length negotiations between the Company and Mr. Ward and took into consideration various factors concerning the valuation of the business of Global. Funding for the acquisition, including related expenses, was obtained primarily from borrowing under an existing revolving credit agreement with the Company's bank, First Union.

              Global is engaged in the business of providing information technology services related to the installation and implementation of enterprise resource planning software solutions, particularly SAP R/3, for middle market companies and divisions of Fortune 1000 companies. Global has strategic alliances with SAP America, Inc., a provider of enterprise resource planning software and systems, and others. Purchaser intends to continue that business.


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Item 7.           Financial Statements and Exhibits.

    (a)    Financial Statements of Business Acquired

           Pursuant to Item 7 of Form 8-K, the financial information required by
           Item 7(a) will be filed by Amendment within 60 days of the date of this filing.

    (b)    Pro Forma Financial Information

           Pursuant to Item 7 of Form 8-K, the financial information required by
           Item 7(b) will be filed by Amendment within 60 days of the date of this filing.

   (c)    Exhibits

                  Exhibit 2.1       Press Release dated December 7, 1998

                  Exhibit 2.2 Purchase Agreement, among Condor Technology Solutions, Inc., Global Core Strategies, Inc., and Jerry Ward, dated December 10, 1998

                  Exhibit 2.3       Press Release dated December 22, 1998


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CONDOR TECHNOLOGY SOLUTIONS, INC.

Date: December 22, 1998           By: /s/  William J. Caragol, Jr.
                                      ----------------------------
                                      William J. Caragol, Jr.
                                      Vice President and Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibits

2.1               Exhibit 2.1 Press Release dated December 7, 1998

2.2 Exhibit 2.2 Purchase Agreement, among Condor Technology Solutions, Inc., Global Core Strategies, Inc, and Jerry Ward, dated December 10, 1998

2.3               Press Release dated December 22, 1998